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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 5, 1998
                              (September 24, 1998)


                            PRO-FAC COOPERATIVE, INC.
               (Exact Name of Registrant as Specified in Charter)


                 New York                              0-20539                          16-6036816
---------------------------------------------  -----------------------      -----------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)     (IRS Employer Identification Number)



            90 Linden Oaks, Rochester, New York              14625
         ----------------------------------------          ----------
         (Address of Principal Executive Offices)          (Zip Code)


        Registrant's Telephone Number Including Area Code: (716) 383-1850



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

On September 24, 1998, Agrilink Foods, Inc., a wholly-owned subsidiary of Pro-Fac Cooperative, Inc. (Nasdaq: PFACP) announced that it has completed the acquisition of the Dean Foods Vegetable Company from Dean Foods Company (NYSE:
DF), of Franklin Park, Illinois. Included in this acquisition are the nationally know Birds Eye brand and Dean's Freshlike and VegAll brands.

The transaction consisted of approximately $370 million in cash, an Agrilink note in the amount of $30 million, and was net of the sale of the Agrilink aseptic foods business, located in Benton Harbor, Michigan.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

(a)(4) and (b)(1)   Financial statements of the business acquired and
                    pro forma financial information reflecting the transaction are not included with this report and will be filed on or before December 7, 1998.

(c)                 See Exhibit Index for a listing of exhibits.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              PRO-FAC COOPERATIVE, INC.



Date:    October 5, 1998                BY:   /s/        Earl L. Powers
         ---------------                      ----------------------------------
                                                       EARL L. POWERS,
                                                  VICE PRESIDENT FINANCE AND
                                                     ASSISTANT TREASURER
                                                (Principal Financial Officer and
                                                 Principal Accounting Officer)


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                                  EXHIBIT INDEX



      EXHIBIT
      NUMBER                       DESCRIPTION
      -------                      -----------
      2(a)     Stock Purchase Agreement by and between Dean Foods Company and
               Agrilink Foods, Inc. dated as of July 24, 1998.

      2(b) Amendatory Agreement dated as of September 10, 1998 by and between Dean Foods Company and Agrilink Foods, Inc. with respect to the Stock Purchase Agreement and the Asset Transfer Agreement dated July 24, 1998.

      2(c) Secondary Amendatory Agreement dated as of September 23, 1998 by and between Dean Foods Company and Agrilink Foods, Inc. with respect to the Stock Purchase Agreement and the Asset Transfer
               Agreement dated July 24, 1998.

      2(d)     Asset Transfer Agreement by and between Dean Foods Company and
               Agrilink Foods, Inc. dated as of July 24, 1998.




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